    As filed with the Securities and Exchange Commission on August 11, 2000
                                                      Registration No. 333-40918
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ------------
                                AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                                 ------------
                             SPECTRUM CONTROL, INC.
             (Exact name of Registrant as specified in its charter)
                                 ------------
       Pennsylvania                                          25-1196447
      (State or Other                                     (I.R.S. Employer
      Jurisdiction of                                  Identification Number)
     Incorporation or
       Organization)
                                8031 Avonia Road
                          Fairview, Pennsylvania 16415
                                 (814) 835-1650
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                                 ------------

                 Richard A. Southworth, Chief Executive Officer
                                8031 Avonia Road
                          Fairview, Pennsylvania 16415
                                 (814) 835-1650
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                 ------------

                                   Copies to:
           John J. Zak, Esq.                     Justin P. Klein, Esq.
      Mary Catherine Malley, Esq.                Gary Arlen Smith, Esq.
    Hodgson, Russ, Andrews, Woods &      Ballard Spahr Andrews & Ingersoll, LLP
             Goodyear, LLP                   1735 Market Street, 51st Floor
      One M & T Plaza, Suite 2000           Philadelphia, Pennsylvania 19103
        Buffalo, New York 14203

  Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                 ------------

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
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

                                EXPLANATORY NOTE

   This Amendment No. 2 to the Registration Statement on Form S-3 filed by Spectrum Control, Inc. (333-40918) is being filed solely for the purpose of filing the Underwriting Agreement as an exhibit. In connection with this offering, the Underwriting Agreement is to be executed by Spectrum Control, Inc. and by Janney Montgomery Scott LLC and Needham & Company, Inc. as representatives of the several underwriters named in the Underwriting Agreement.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits.

 Exhibit
   No.                                  Description
 -------                                -----------
   1.1***  Form of Underwriting Agreement

   3.1**   Articles of Incorporation of the Company, as amended.

   3.2**   Bylaws of the Company, as amended.

   5.1**   Opinion of Hodgson, Russ, Andrews, Woods & Goodyear, LLP

  10.1*    Change in Control Agreement dated June 26, 2000, by and between the
           Company and Richard A. Southworth.

  10.2*    Change in Control Agreement dated June 26, 2000, by and between the
           Company and John P. Freeman

  10.3     Stock Option Plan of 1995, previously filed under Form S-8 on
           January 22, 1996, and incorporated herein by reference.

  10.4     Non-Employee Directors' Stock Option Plan, previously filed under
           Form S-8 on July 16, 1996, and incorporated herein by reference.

  10.5*    Lease Agreement dated September 21, 1998 by and between Potter
           Production Corporation and Spectrum Control, Inc.

  10.6*    Lease Contract dated March 15, 2000 by and between Industrias de
           America, S.A. de C.V. and Spectrum Control de Mexico, S.A. de C.V.

  10.7*    Credit Agreement dated March 26, 1999 by and among Spectrum Control,
           Inc., its subsidiaries, PNC Bank, N.A. and M&T Bank.

  21.1**   Subsidiaries of Registrant

  23.1** Consent of Hodgson, Russ, Andrews, Woods & Goodyear, LLP (included in Exhibit 5.1)

  23.2**   Consent of Ernst & Young LLP

  24.1*    Power of Attorney

--------
  * Previously filed, on July 6, 2000, as an exhibit to the Registrant's Registration Statement on Form S-3 (No. 333-40918).

 ** Previously filed, on July 24, 2000, as an exhibit to the Registrant's Registration Statement on Form S-3 (No. 333-40918).

*** To be filed here.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1933, as amended, the Registrant has duly caused this Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Erie, Pennsylvania, on the 11th day of August, 2000.

                                          SPECTRUM CONTROL, INC.

                                                /s/ Richard A. Southworth
                                          By: _________________________________
                                                  Richard A. Southworth
                                              President and Chief Executive
                                                         Officer

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                Name                             Title                    Date
                ----                             -----                    ----

                 *                   Director                        August 11, 2000
____________________________________
         Edwin R. Bindseil

        /s/ John P. Freeman          Director, Chief Financial       August 11, 2000
____________________________________  Officer and Principal
          John P. Freeman             Accounting Officer

                 *                   Director                        August 11, 2000
____________________________________
        J. Thomas Gruenwald

                 *                   Director                        August 11, 2000
____________________________________
           Melvin Kutchin

                 *                   Director                        August 11, 2000
____________________________________
          John M. Petersen

                 *                   Director                        August 11, 2000
____________________________________
           Gerald A. Ryan

     /s/ Richard A. Southworth       Director, President and Chief   August 11, 2000
____________________________________  Executive Officer
       Richard A. Southworth

                 *                   Director                        August 11, 2000
____________________________________
          James F. Toohey

* By: /s/ Richard A. Southworth
   -------------------------
   Richard A. Southworth,
      Attorney-in-Fact

                                      II-2